[LOGO OF EATON VANCE MUTUAL FUNDS APPEARS HERE]


                                       [PHOTO OF STATUE OF LIBERTY APPEARS HERE]

Annual Report December 31, 1998




                                   CAPITAL
                                   EXCHANGE
                                     FUND



                                  Eaton Vance
                    Global Management-Global Distribution


[PHOTO OF WALL ST SIGN POST APPEARS HERE]

          [PHOTO OF CALCULATOR & 1120 INCOME TAX FORM APPEARS HERE]

Capital Exchange Fund as of December 31, 1998

Letter to Shareholders

[PHOTO OF JAMES B. HAWKES
 APPEARS HERE]

James B. Hawkes
President


The fiscal year-end for Eaton Vance Capital Exchange Fund has changed from October 31 to December 31. In the two month period from October 31, 1998 to December 31, 1998, Eaton Vance Capital Exchange Fund had a total return of 13.4%1. This return resulted from an increase in net asset value (NAV) to $482.62 per share on December 31, 1998 from $426.61 per share on October 31, 1998, and the reinvestment of $1.242 per share in dividends. This return compared favorably to the average total return for mutual funds in the Lipper Growth Funds Category, which was 14.6% during the same period.*

The Dow Jones Industrial Average had its 4th consecutive year of 20%-plus returns, but the investment environment was almost unprecedented in its volatility. The market saw a tremendous rally in the first four months of 1998, followed by a decline in September that erased the year's gains, a near-full recovery in October, and a strong rally in the fourth quarter. Investor confidence, bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation, kept stock valuations relatively high at year end. However, the dangers that precipitated the market's mid-year plunge still lurk on the horizon: Asian economies, while stabilized, are still not strong; corporate earnings have been lackluster; and ongoing currency crises in Japan and Brazil continue to worry credit markets.

In such a turbulent environment, most actively managed mutual funds not focused specifically on tax-efficiency typically have a high rate of turnover and, subsequently, higher taxable distributions to shareholders. However, Eaton Vance Tax-Managed Growth Portfolio, in which Capital Exchange Fund invests, aims to provide high after-tax returns, and its management employs a style that is consistent with this objective.

Volatility in the stock market can be troubling, but Eaton Vance believes that, as a normal and even healthy part of the investment process, it can also present good opportunities for long-term investors. Beginning on the following page, Portfolio Manager Duncan W. Richardson discusses the past 12 months and offers his outlook for the year ahead.



                                       Sincerely,


                                       /s/ James B. Hawkes


                                       James B. Hawkes
                                       President
                                       February 1, 1999

--------------------------------------------------------------------------------
Fund Information
as of December 31, 1998


Performance1
----------------------------------------------------
Average Annual Total Returns
----------------------------------------------------
One Year                                       25.8%
Five Years                                     24.9
Ten Years                                      19.1
Life of Fund (3/29/66)                         11.8



Ten Largest Equity Holdings2
-----------------------------------------------------
By total net assets
Lexmark International Group, Inc.               2.1%
Xerox Corp.                                     1.8
Home Depot, Inc. (The)                          1.8
Albertson's, Inc.                               1.7
Automatic Data Processing, Inc.                 1.7
SunAmerica, Inc.                                1.7
Unilever ADR                                    1.6
Omnicom Group, Inc.                             1.5
Johnson & Johnson Co.                           1.5
Gillette Co.                                    1.5


1 Returns are calculated by determining the percentage change in net asset value with all distributions reinvested.

2 Ten largest holdings are as of 12/31/98 only and may not be representative of the Portfolio's current or future investments. Holdings accounted for 16.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

* It is not possible to invest directly in a Lipper Category or an Index.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Capital Exchange Fund as of December 31, 1998

Management Discussion


An interview with Duncan W. Richardson, Vice President and Portfolio Manager of Tax-Managed Growth and Capital Exchange Portfolios



[PHOTO OF DUNCAN W. RICHARDSON
 APPEARS HERE]

Duncan W. Richardson
Portfolio Manager

Q: Duncan, what can you tell us about the extreme highs and lows of the stock market over the past year?

A: The market volatility that began in 1997 was amplified in 1998. At this time last year, we were talking about the concern that the Asian economies would be collapsing. That fear turned out to be well-founded, but the U.S. market rallied dramatically between January and April. An already high valuation range for stocks was stretched to historic levels. With higher valuation levels comes higher risk. In this environment, any external shock can have an amplified effect on the market. We have seen overreactions to political developments, the economic slowdowns overseas, the risk of currency devaluations, and the deflationary threat. All have swung the market wildly in the last several months.

Q: How did the Portfolio perform in this context?

A: Overall, we have continued to do quite well despite increasing volatility in the marketplace. Year in and year out, our goal is to be in the top quintile of pre-tax performance for all growth funds, and the top decile for after-tax performance.

   Our Fund "corrected" in line with the rest of the market. While it slightly lagged the S&P 500 Index for the year, we've actually done better than some of our more aggressive competitors whose portfolios are more concentrated, that is, less diversified, than ours. Our style tends to benefit from some volatility.

Q: Is there one factor that drives the performance of this Portfolio?

A: The performance of the Portfolio can't be attributed to one particular stock or one particular sector. How the Portfolio performs depends more on our ability to correctly evaluate the earnings potential of scores of quality growth companies. We have an extremely well-seasoned team of analysts, averaging 16 years of experience in their areas of research. Strong research is central to Eaton Vance's fundamental approach to growth stock investing.

   As a growth fund, we look for companies with a history of strong earnings and future growth potential. We are disciplined and don't want to overpay for earnings that might not be delivered. The turbulent economic environment around the world puts corporate earnings at risk. Companies have been lowering their guidance for earnings, and as a result there have been some dramatic devaluations of individual stocks and sectors. We have used this near-term fear and uncertainty to our advantage, taking the opportunity to invest when our favored stocks were "on sale."

   We are patient in accumulating positions in companies that can grow their earnings over a 5-year investment horizon. An "ideal" entry point is one where we have the expectation of the stock doubling over a 5-year period. A good example of this is Gillette Corporation, in which we have built a position over the past several months. We've been able to buy it recently at prices where we think it makes a good deal of long-term investment sense.

Q: How do you decide when to sell a stock?

A: Our "selling discipline" is a key factor in the success of our management style. As a rule, we seek to avoid selling highly appreciated securities that would result in capital gains. Generally, if the market price of a purchased stock in the Portfolio has underperformed by 10% or more from our tax cost, we will consider selling the stock and taking a loss. This is a good investment practice to preserve capital and it also makes sense with regard to taxes.

Capital Exchange Fund as of December 31, 1998

Management Discussion

   Taking a limited loss by selling stock allows us to offset gains taken elsewhere, thereby limiting or eliminating any yearly capital gains distributions.

   Selling an underperforming stock gives us a better perspective from which to reevaluate both our original investment case and the company's current fundamentals. Often, with emotion-driven volatility, we've had opportunities to buy back a stock at a lower price than when we sold it. We generally want to own stocks for a minimum of five years, so we can easily sit out of an investment for 30 days. Our selling discipline helps keep the Fund in the right investments at the right prices and add to the tax efficiency of our results.

Q: What about a selling discipline for your "winners?"

A: As a rule, we try not to sell highly appreciated securities that would result in capital gains. That said, if an individual stock grows to constitute too large a portion of the Portfolio, or if there has been a deterioration in the company's fundamentals, I will generally try to lower the Portfolio's exposure to that stock. We make every effort to ensure that any gains are taken from the most favorable tax lots. This is to minimize any annual distributions to our shareholders.

Q: Earlier you referred to the Portfolio as more diversified than some of its competitors. Would you elaborate?

A: Certainly. There are other funds that focus more on specific sectors and have higher concentrations in individual stocks. However, we don't radically overweight or underweight any particular sector, and our top holdings tend to be less concentrated versus other funds. We view diversification as a partial shock absorber. Equity investors must take some market risk in order to participate in the higher returns equities can offer, but my mantra for this Fund is "No unnecessary risks." We attempt to minimize our stock-specific and sector-specific risks.

   Our active management style is another factor that distinguishes this Portfolio from passively managed index funds and other "momentum"-style funds. A passive fund "automatically" buys securities based on market capitalizations, without regard to fundamentals or prices. Active management allows us to try to take advantage of market volatility, rather than become a victim of it.

Q: What can you tell us about one of the Portfolio's top holdings, Automatic
   Data Processing, Inc.?

A: This is a great example of a growth stock. We believe that over the long haul, stock prices follow earnings. ADP has one of the best track records for double-digit earnings growth, and we believe that the earnings stream will continue to grow. As a long-term investor, that's exactly what we're looking for. In addition, as a tax-conscious investor, we love this company because we can use a buy-and-hold forever strategy. As long as the company's growth continues, we will remain as investors. While the stock has done well, at less than 2% of the Portfolio, I'm not yet worried about too much stock-specific risk in Automatic Data, especially since its fundamentals have remained on track.

Q: It seems there has been an increased awareness of tax-managed investing lately. Why is that so?

A: Thinking about taxes is something people should do more than once or twice a year. In many mutual funds, high equity returns over the past few years, combined with an increase in momentum-driven, high-turnover portfolio management, have produced enormous taxable distributions. Taxable investors have seen huge tax bills drag down their actual mutual fund returns over the past three or four years. This year could be even more interesting and painful. It may be a lower-return year, but market volatility has led to a lot more turnover in many funds, which may kick out high distributions despite modest returns.

Capital Exchange Fund as of December 31, 1998

Management Discussion


   New mutual fund rating organizations have realized that the tax efficiency of funds is very important to investors with assets outside of qualified plans. The after-tax performance difference between a fund that is tax-efficient and one that is not can be more than 2% per year. This may not sound like much, but, compounded over a long period of time, the difference between losing 2% in taxes every year versus deferring those taxes and allowing those returns to compound tax-free, can be substantial.

Q: What is Eaton Vance's background in tax-managed investing?

A: Eaton Vance has incorporated the principles of tax-managed investing for private clients for decades. We have been managing mutual funds that focus on after-tax returns for over 30 years. There are several other tax-managed funds starting up, but none have Eaton Vance's depth of experience in using an active management, research-driven approach. Tax-Managed Growth Portfolio is the largest pool of actively managed, tax-efficient mutual fund assets in the industry. The principles of tax-efficient investing guide our general investment approach for building wealth for our clients over a long period of time: 1) having exposure to the equity market, which historically has provided the highest inflation-adjusted returns; 2) holding on to companies whose business and earnings can continue to grow; and 3) taking losses early to preserve capital.


Q: What do you see happening in the year ahead?

A: Well, I can essentially repeat my comments from last year, when I predicted somewhat lower equity returns in 1998 and more volatility in the stock market. Historically high valuations and the dominance of many passive and short-term investors in the market should ensure continued volatility. We continue to anticipate a levelling off of equity market returns to the historic average of 10% per year. It's important to remember that stock prices will reflect the earnings power of individual companies, and evaluating these earnings, not predicting markets, is our main focus.

   We expect that downside earnings surprises will continue to play a role through 1999, especially in certain industries as companies spend an increasing amount to fix the Year 2000 computer problem. There are a number of other potentially negative influences on corporate earnings that will require constant monitoring by our research staff. Overall, we will aim to keep the Portfolio's volatility low through its diversified structure and our buy and sell disciplines.

   Our entire research staff and I remain grateful to our fellow shareholders, new and old, for their continued participation in Tax-Managed Growth Portfolio. Those who purchased shares recently have had a bumpy few quarters. As always, our goal is to make the best risk/reward investment decisions in any market environment that we encounter. Long-term investing success takes patience and persistence, and we are pleased that our shareholders have placed their confidence in us to help them meet their objectives.

Capital Exchange Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998

Assets
--------------------------------------------------------------------------------
Investment in Tax-Managed Growth Portfolio, at
    value (identified cost, $108,590,857)                 $1,232,864,594
--------------------------------------------------------------------------------
Total assets                                              $1,232,864,594
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                          $       26,225
Payable to affiliate for Trustees' fees                            4,162
Other accrued expenses                                           114,541
--------------------------------------------------------------------------------
Total liabilities                                         $      144,928
--------------------------------------------------------------------------------
Net Assets for 2,554,242 shares of beneficial
    interest outstanding                                  $1,232,719,666
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Accumulated undistributed net realized gain from Portfolio
  (computed on the basis of identified cost), less the
  excess of cost of Fund shares redeemed over proceeds
  from sales of Fund shares (including shares issued to
  shareholders electing to receive payment of
  distributions in Fund shares)                           $  117,898,419
Federal tax on undistributed net realized
    long-term capital gain, paid on behalf of
    shareholders                                              (9,452,490)
Net unrealized appreciation from Portfolio
    (computed on the basis of identified cost)             1,124,273,737
--------------------------------------------------------------------------------
Total                                                     $1,232,719,666
--------------------------------------------------------------------------------


Net Asset Value and Redemption Price Per Share
--------------------------------------------------------------------------------
($1,232,719,666 / 2,554,242 shares of
     beneficial interest outstanding)                     $       482.62
--------------------------------------------------------------------------------


Statement of Operations


                                   Period Ended            Year Ended
Investment Income                  December 31, 1998/1/    October 31, 1998
--------------------------------------------------------------------------------
Dividends allocated from Portfolio
  (net of foreign taxes, $8,531
  and $18,850, respectively)            $    529,565            $ 1,803,513
Interest allocated from Portfolio            171,839                366,423
Expenses allocated from Portfolio           (318,981)              (839,125)
--------------------------------------------------------------------------------
Net investment income from Portfolio    $    382,423            $ 1,330,811
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Trustees fees and expenses              $      1,188            $     3,419
Custodian fee                                 44,784                 18,452
Legal and accounting services                 13,050                 23,410
Transfer and dividend disbursing
    agent fees                                12,798                 23,830
Printing and postage                           8,667                 15,602
Miscellaneous                                  1,899                    521
--------------------------------------------------------------------------------
Total expenses                          $     82,386            $    85,234
--------------------------------------------------------------------------------


Net investment income                   $    300,037            $ 1,245,577
--------------------------------------------------------------------------------


Realized and Unrealized Gain
(Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified
        cost basis)                     $  1,462,965            $ 4,174,699
--------------------------------------------------------------------------------
Net realized gain                       $  1,462,965            $ 4,174,699
--------------------------------------------------------------------------------
Change in unrealized
    appreciation (depreciation)--
    Investments                         $ 70,490,863            $19,737,202
--------------------------------------------------------------------------------
Net change in unrealized
    appreciation (depreciation)         $ 70,490,863            $19,737,202
--------------------------------------------------------------------------------

Net realized and unrealized gain        $ 71,953,828            $23,911,901
--------------------------------------------------------------------------------

Net increase in net assets
    from operations                     $ 72,253,865            $25,157,478
--------------------------------------------------------------------------------
/1/ For the two-month period ended December 31, 1998.


                       See notes to financial statements

Capital Exchange Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                                                            Period Ended          Year Ended          Year Ended
Increase (Decrease) in Net Assets                                      December 31, 1998(1) October 31, 1998    October 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
From operations--
    Net investment income                                                $       300,037     $     1,245,577     $     1,148,991
    Net realized gain                                                          1,462,965           4,174,699          13,334,601
    Net change in unrealized appreciation (depreciation)                      70,490,863          19,737,202          24,257,475
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $    72,253,865     $    25,157,478     $    38,741,067
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income                                           $      (600,890)    $    (1,128,567)    $    (1,008,197)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                      $      (600,890)    $    (1,128,567)    $    (1,008,197)
----------------------------------------------------------------------------------------------------------------------------------
Provision for federal tax on undistributed net realized
  long-term gain                                                         $            --     $            --     $      (104,376)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Issued in reorganization of Depositors, Diversification,
    The Exchange Fund of Boston, Fiduciary Exchange, Second
    Fiduciary Exchange and Vance Sanders Exchange Funds                  $   993,844,081     $            --     $            --
  Net asset value of shares issued to shareholders in payment
    of distributions declared                                                    532,597             286,965             250,139
  Cost of shares redeemed                                                       (665,148)         (7,318,503)        (23,395,187)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       $   993,711,530     $    (7,031,538)    $   (23,145,048)
----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                               $ 1,065,364,505     $    16,997,373     $    14,483,446
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                   $   167,355,161     $   150,357,788     $   135,874,342
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                         $ 1,232,719,666     $   167,355,161     $   150,357,788
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed net
investment income
included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                         $            --     $       312,700     $       195,690
----------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.


                        See notes to financial statements

Capital Exchange Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                           Year Ended October 31,
                                                    Period Ended       ------------------------------------------------------------
                                                December 31, 1998 (1)     1998         1997         1996        1995       1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                 $  426.610      $ 366.870   $  280.570   $  230.960   $ 176.610   $ 164.860
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                  $    0.450      $   3.120   $    2.704   $    2.562   $   2.657   $   2.521
Net realized and unrealized gain                           56.802         59.420       86.191       49.548      56.480      11.869
-----------------------------------------------------------------------------------------------------------------------------------
Total income from operations                           $   57.252      $  62.540   $   88.895   $   52.110   $  59.137   $  14.390
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                             $   (1.242)     $  (2.800)  $   (2.340)  $   (2.500)  $  (2.700)  $  (2.490)
From net realized gain                                         --             --           --           --      (0.025)     (0.150)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $   (1.242)     $  (2.800)  $   (2.340)  $   (2.500)  $  (2.725)  $  (2.640)
-----------------------------------------------------------------------------------------------------------------------------------
Provision for federal tax on undistributed net
    realized long-term gain                            $       --      $      --   $   (0.255)  $       --   $  (2.062)  $      --
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period                       $  482.620      $ 426.610   $  366.870   $  280.570   $ 230.960   $ 176.610
-----------------------------------------------------------------------------------------------------------------------------------


Total Return(2)                                             13.43%         17.07%       31.79%       22.67%      32.56%       8.80%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)              $1,232,720      $ 167,355   $  150,358   $  135,874   $ 114,643   $  91,289
Ratios (As a percentage of average daily net assets)
    Expenses(3)                                              0.61%(4)       0.55%        0.64%        0.76%       0.76%       0.76%
    Net investment income                                    0.45%(4)       0.75%        0.81%        1.01%       1.32%       1.49%
Portfolio Turnover(5)                                          --             --           --           --           2%          2%
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3) Includes the Fund's share of its Portfolio's allocated expenses.

(4) Annualized.

(5) Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                        See notes to financial statements

Capital Exchange Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  The Capital Exchange Fund (the Fund), formerly the Capital Exchange Fund, Inc., is a diversified series of Eaton Vance Series Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund invests all of its investable assets in interests of the Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (14.2% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and net realized short-term capital gain. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $20,311,853 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal income or excise tax. Such capital loss carryover will expire on December 31, 2006 ($18,669,165) and December 31, 2005 ($1,642,688). The Fund generally designates as undistributed any taxable net realized long-term gain (but reserves the right to distribute such gain in any year) and pays the federal tax thereon on behalf of shareholders. Provision for such tax is recorded on the Fund's records on the last business day of the Fund's fiscal year because the Internal Revenue Code provides that such tax is allocated among shareholders of record on that date.

  D Other -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The Fund's policy is to distribute all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

  Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period ended December 31, 1998, the Fund has reclassified amounts to reflect a decrease to undistributed net investment income of $11,847, a decrease in accumulated net realized gain of $1,462,965 and an increase in paid-in capital of $1,474,812 due to permanent differences between book and tax accounting for distributions to shareholders.

Capital Exchange Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                        Year Ended October 31,
                                      Period Ended      ----------------------
                                 December 31, 1998(1)     1998         1997
  ------------------------------------------------------------------------------
  Issued in reorganization of
    Depositors, Diversification,
    The Exchange Fund of Boston,
    Fiduciary Exchange, Second
    Fiduciary Exchange and Vance
    Sanders Exchange Funds               2,162,273          --           --
  Issued to shareholders electing
    to receive payment of
    distributions in Fund shares             1,156         691          762
  Redemptions                               (1,474)    (18,239)     (75,204)
  ------------------------------------------------------------------------------
  Net increase (decrease)                2,161,955     (17,548)     (74,442)
  ------------------------------------------------------------------------------
  (1) For the two-month period ended December 31, 1998.

4 Investment Transactions
  ------------------------------------------------------------------------------
  Decreases in the Fund's investment in the Portfolio aggregated $3,611,536 and $8,357,479, respectively, for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, respectively. In addition, investments were distributed in payment for Fund shares redeemed resulting in capital gains, for book purposes, of $105,361 and $7,284,980, respectively, for the period from November 1, 1998 to December 31, 1998 and the year ended October 31, 1998, respectively.

5 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for trustees of the Fund who are not members of EVM's organization, officers and trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and trustees of the Fund are officers and directors/trustees of the above organizations.

6 Fund Reorganization
  ------------------------------------------------------------------------------
  Effective November 1, 1998, the Fund changed its fiscal year-end to December
  31. Effective on December 18, 1998, the Fund acquired the net assets of Depositors Fund, Diversification Fund, The Exchange Fund of Boston, Fiduciary Exchange Fund, Second Fiduciary Exchange Fund and Vance Sanders Exchange Fund, pursuant to an Agreement and Plan of Reorganization dated October 19, 1998. In accordance with the agreement, the Fund, at closing, issued shares as follows:

                                                                     Net asset
                                                Aggregate            value
                                 Shares         value of shares      per
  Fund                           issued         issued               share
  ----------------------------------------------------------------------------
  Depositors Fund                238,033        $109,407,203         $459.63
  Diversification Fund           281,027        $129,168,519         $459.63
  The Exchange Fund
  of Boston                      280,926        $129,121,906         $459.63
  Fiduciary Exchange Fund        192,407        $ 88,434,566         $459.63
  Second Fiduciary
  Exchange Fund                  275,340        $126,554,447         $459.63
  Vance Sanders
  Exchange Fund                  894,540        $411,157,440         $459.63

  The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction, were as follows:

                                     Acquired                   Unrealized
  Fund                               net assets                 appreciation
  --------------------------------------------------------------------------
  Depositors Fund                    $109,407,203               $105,065,477
  Diversification Fund               $129,168,519               $113,551,006
  The Exchange Fund of Boston        $129,121,906               $116,460,407
  Fiduciary Exchange Fund            $ 88,434,566               $ 79,600,603
  Second Fiduciary Exchange Fund     $126,554,447               $107,900,682
  Vance Sanders Exchange Fund        $411,157,440               $370,240,803

  Directly after the merger, the combined net assets of the Fund was $1,173,720,711 and the net asset value was $459.63.

Capital Exchange Fund as of December 31, 1998

INDEPENDENT AUDITORS' REPORT




To the Directors and Shareholders of Capital Exchange Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Capital Exchange Fund as of December 31, 1998, the related statements of operations for the two-month period then ended and the year ended October 31, 1998, the statements of changes in net assets for the two-month period ended December 31, 1998 and each of the two years ended October 31, 1998, and the financial highlights for the two-month period ended December 31, 1998 and each of the years in the five-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Exchange Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                                    DELOITTE & TOUCHE LLP
                                                    Boston, Massachusetts
                                                    February 12, 1999

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS


Common Stocks-- 94.7%


Security                             Shares                Value
--------------------------------------------------------------------------

Advertising and Marketing Services -- 2.6%
--------------------------------------------------------------------------
ACNielsen Corp.(1)                      45,668             $   1,290,121
Advo, Inc.(1)                          170,000                 4,483,750
Harte-Hanks Communications, Inc.       144,604                 4,121,214
Interpublic Group of Companies, Inc.   582,138                46,425,506
Omnicom Group, Inc.                  2,298,418               133,308,243
R.H. Donelley Corp.                      8,153                   118,728
Snyder Communications, Inc.(1)(2)      442,500                14,929,397
Snyder Communications, Inc.(1)(2)       40,000                 1,348,875
TMP Worldwide, Inc.(1)                  43,000                 1,806,000
True North Communications, Inc.         93,000                 2,499,375
True North Communications, Inc.(2)     200,000                 5,358,248
WPP Group PLC                          488,000                 2,969,626
Young and Rubicam, Inc.(1)             186,000                 6,021,750
--------------------------------------------------------------------------
                                                           $ 224,680,833
--------------------------------------------------------------------------

Aerospace and Defense -- 0.2%
--------------------------------------------------------------------------
Allied Signal, Inc.                     25,000             $   1,107,813
Boeing Company (The)                   228,127                 7,442,643
Raytheon Co., Class B                  213,564                11,372,283
--------------------------------------------------------------------------
                                                           $  19,922,739
--------------------------------------------------------------------------

Apparel & Textiles -- 0.0%
--------------------------------------------------------------------------
Unifi, Inc.                             50,000             $     978,125
--------------------------------------------------------------------------
                                                           $     978,125
--------------------------------------------------------------------------

Auto and Parts -- 0.9%
--------------------------------------------------------------------------
Aftermarket Technology Corp.(1)(2)      46,000             $     361,767
Borg-Warner Automotive, Inc.           225,000                12,557,813
DaimlerChrysler(1)                      19,952                 1,916,639
Ford Motor Co.                          32,000                 1,878,000
General Motors Corp.                     3,969                   284,032
Genuine Parts Co.                      147,059                 4,917,285
Harley-Davidson, Inc.                    1,000                    47,375
Magna International, Inc., Class A     875,000                54,250,000
Meritor Automotive, Inc.                61,133                 1,295,255
SPX Corp.(1)                            47,862                 3,206,754
TRW, Inc.                                2,000                   112,375
--------------------------------------------------------------------------
                                                           $  80,827,295
--------------------------------------------------------------------------

Banks - Money Center-- 0.1%
--------------------------------------------------------------------------
Bank of Montreal                        36,650             $   1,470,581
Chase Manhattan Corp.                   78,566                 5,347,398
Morgan (J.P.) & Co., Inc.                1,000                   105,063
National Westminster Bank PLC            8,753                 1,037,231
--------------------------------------------------------------------------
                                                           $   7,960,273
--------------------------------------------------------------------------

Banks - Regional -- 5.4%
--------------------------------------------------------------------------
AmSouth Bancorporation                  27,492             $   1,254,323
Bank of Granite Corp.                   22,500                   621,563
Bank of New York Co., Inc. (The)       245,144                 9,867,046
Bank One Corp.                         839,254                42,854,407
Bank United Corp.                       65,000                 2,551,250
BankAmerica Corp.                      611,569                36,770,586
BankBoston Corp.                     1,502,000                58,484,125
BB&T Corp.                              66,470                 2,679,572
City National Corp.                    100,000                 4,162,500
Colonial Bancgroup, Inc. (The)         310,822                 3,729,864
Comerica, Inc.                         100,779                 6,871,868
Community First Bancshares, Inc.       296,000                 6,234,500
Community First Bancshares, Inc.(2)     72,000                 1,514,604
Compass Bancshares, Inc.               171,112                 6,512,951
Crestar Financial Corp.                 83,348                 6,001,056
Fifth Third Bancorp                    126,710                 9,036,007
First Citizens BancShares, Inc.         47,900                 4,311,000
First Tennessee National Corp.          33,488                 1,274,637
First Union Corp.                    1,054,655                64,136,206
Fleet Financial Group, Inc.            114,972                 5,137,811
Golden West Financial Corp.              7,000                   641,813
Keycorp                                422,594                13,523,008
Marshall and Ilsley Corp.               20,000                 1,168,750
Mellon Bank Corp.                       16,000                 1,100,000
Mercantile Bancorporation, Inc.        168,462                 7,770,310
National City Corp.                     90,150                 6,535,875
National Commerce Bancorporation(2)    159,632                 3,002,076
Northern Trust Corp.                   181,898                15,881,969
Old Kent Financial Corp.                33,000                 1,534,500
PNC Bank Corp.                          62,502                 3,382,921
Regions Financial Corp.                 49,300                 1,987,406
Southwest Bancorporation of
Texas, Inc.(1)                           7,688                   137,423
Sovereign Bancorp., Inc.               366,000                 5,215,500
Summit Bancorp.                         21,000                   917,438
SunTrust Banks, Inc.                       480                    36,720



                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
--------------------------------------------------------------------------

Banks - Regional (continued)
--------------------------------------------------------------------------
Synovus Financial                       41,776             $   1,018,290
U.S. Bancorp.                          155,474                 5,519,327
Union Planters Corp.                    56,875                 2,577,148
Valley National Bancorp.               230,863                 6,507,451
Wachovia Corp.                          37,199                 3,252,588
Washington Mutual, Inc.                143,506                 5,480,135
Wells Fargo & Co.                    2,714,048               108,392,291
Westamerica Bancorporation              82,596                 3,035,403
Zions Bancorporation                    20,000                 1,247,500
--------------------------------------------------------------------------
                                                           $ 473,871,718
--------------------------------------------------------------------------

Beverages -- 1.5%
--------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.              546,465             $  35,861,766
Coca-Cola Company (The)                612,666                40,972,039
PepsiCo, Inc.                        1,343,931                55,017,175
--------------------------------------------------------------------------
                                                           $ 131,850,980
--------------------------------------------------------------------------

Broadcasting and Cable -- 1.5%
--------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)  108,600             $   5,918,700
Comcast Corp., Class A                  62,500                 3,667,969
Cox Communications, Inc., Class A(1)   193,319                13,363,176
Infinity Broadcasting Corp.(1)          34,500                   944,438
Liberty Media Group, Class A(1)         91,828                 4,229,827
MediaOne Group, Inc.(1)              1,259,024                59,174,128
Tele-Communications, Inc., Series
A(1)                                   546,073                30,204,663
Univision Communications, Inc.(1)      200,649                 7,260,986
Univision Communications,
Inc.(1)(2)                             183,556                 6,634,130
--------------------------------------------------------------------------
                                                           $ 131,398,017
--------------------------------------------------------------------------

Building Materials and Tools -- 0.5%
--------------------------------------------------------------------------
American Standard Companies, Inc.(1)   172,899             $   6,224,364
CRH PLC                                258,294                 4,443,380
Interface, Inc.                        484,412                 4,495,973
Masco Corp.                            228,662                 6,574,033
Sherwin-Williams Co. (The)              44,670                 1,312,181
Snap-On, Inc.                           44,444                 1,547,207
Valspar Corp.                          620,000                23,133,750
Walter Industries, Inc.(1)               1,000                    15,313
--------------------------------------------------------------------------
                                                           $  47,746,201
--------------------------------------------------------------------------

Business Services - Miscellaneous -- 1.0%
--------------------------------------------------------------------------
Cintas Corp.                           131,244             $   9,244,499
Corrections Corporation of
America(1)                              97,310                 1,715,089
Fair, Issac and Co., Inc.               88,828                 4,102,743
Fair, Issac and Co., Inc.(2)           150,000                 6,922,352
Half (Robert) International,
Inc.(1)                                  1,800                    80,438
Manpower, Inc.                         110,000                 2,770,625
Metzler Group, Inc. (The)(1)           314,880                15,330,720
Metzler Group, Inc. (The)(1)(2)        273,312                13,291,353
Navigant International, Inc.(1)         59,631                   458,413
Romac International, Inc.(1)(2)         45,546                 1,013,061
ServiceMaster Co.                      515,201                11,366,622
Staff Leasing, Inc.(1)                  78,125                   908,203
Staff Leasing, Inc.(1)(2)               78,125                   906,992
Sylvan Learning Systems, Inc.(1)       509,469                15,538,805
Viad Corp.                              40,314                 1,224,538
--------------------------------------------------------------------------
                                                           $  84,874,453
--------------------------------------------------------------------------

Chemicals -- 0.8%
--------------------------------------------------------------------------
Bayer AG ADR                            40,000             $   1,670,348
Dow Chemical Co. (The)                  21,318                 1,938,606
DuPont (E.I.) de Nemours & Co.         223,800                11,875,388
Eastman Chemical Co.                       123                     5,504
Monsanto Co.                         1,142,240                54,256,400
Octel Corp.(1)                           8,322                   115,468
Solutia, Inc.                          200,336                 4,482,518
--------------------------------------------------------------------------
                                                           $  74,344,232
--------------------------------------------------------------------------

Communications Equipment -- 2.0%
--------------------------------------------------------------------------
3Com Corp.(1)                          902,883             $  40,460,444
Ascend Communications, Inc.(1)          11,000                   723,250
Comverse Technology, Inc.(1)           100,000                 7,100,000
Dialogic Corp.(1)                       80,000                 1,572,504
General Cable Corp.                      3,000                    61,500
General Motors Corp., Class H(1)       300,000                11,906,250
L.M. Ericsson Telephone Co., ADR       452,000                10,819,750
Lucent Technologies, Inc.               19,369                 2,130,590
Nokia Corp., Class A ADR               644,720                77,648,464
Northern Telecom Ltd. ADR              138,263                 6,930,433
PairGain Technologies, Inc.(1)         350,581                 2,695,091
Salient 3 Communications, Inc.,
Class A                                 78,125                   712,891
Tellabs, Inc.(1)                       151,623                10,395,652
--------------------------------------------------------------------------
                                                           $ 173,156,819
--------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
--------------------------------------------------------------------------

Communications Services-- 1.9%
--------------------------------------------------------------------------
Airtouch Communications, Inc.(1)         1,420             $     102,418
Aliant Communications, Inc.             86,322                 3,528,412
Alltel Corp.                            54,746                 3,274,520
American Tower Corp., Class A(1)       149,451                 4,418,145
Ameritech Corp.                         28,968                 1,835,847
AT&T Corp.                              71,617                 5,389,179
Bell Atlantic Corp.                      8,448                   447,744
BellSouth Corp.                         43,912                 2,190,111
Citizens Utilities Corp., Class B(1)    45,311                   368,154
Frontier Corp.                          32,129                 1,092,386
GTE Corp.                               12,176                   791,440
GTE Corp.(2)                            17,500                 1,128,021
Intermedia Communications, Inc.(1)     113,637                 1,960,238
ITC Deltacom, Inc.(1)(2)               628,773                 9,536,050
IXC Communications, Inc.(1)            135,000                 4,539,375
MCI  Worldcom, Inc.(1)               1,422,741               102,081,666
McLeodUSA, Inc.(1)                      57,143                 1,785,719
McLeodUSA, Inc.(1)(2)                   36,000                 1,124,625
Nextel Communications, Inc.,
Class A(1)                              75,830                 1,791,484
Premiere Technologies, Inc.(1)          28,000                   206,500
SBC Communications, Inc.                10,437                   559,684
Sprint Corp.                             1,885                   158,576
Sprint Corp. (PCS Group)(1)                942                    21,784
Tel-Save Holdings, Inc.(1)             247,376                 4,143,548
Telecom Corp. of New Zealand Ltd. ADR    8,000                   285,500
Teleglobe, Inc.                         88,500                 3,186,000
Telephone & Data Systems, Inc.         131,756                 5,920,785
US West, Inc.                           26,551                 1,715,858
Winstar Communications, Inc.(1)         11,424                   445,536
--------------------------------------------------------------------------
                                                           $ 164,029,305
--------------------------------------------------------------------------

Computer Software -- 2.9%
--------------------------------------------------------------------------
Aspect Development, Inc.(1)(2)         100,000             $   4,417,439
Baan Co., NV ADR(1)                    223,926                 2,351,223
BMC Software, Inc.(1)                    8,000                   356,500
Boole and Babbage, Inc.(1)              40,000                 1,177,500
Cadence Design Systems, Inc.(1)        506,000                15,053,500
Computer Associates
International, Inc.                    854,500                36,423,063
Compuware Corp.(1)                       1,400                   109,375
CSG Systems International, Inc.(1)      20,558                 1,624,082
HNC Software, Inc.(1)                  329,814                13,336,854
HNC Software, Inc.(1)(2)               147,980                 5,981,448
Intuit, Inc.(1)                        285,917                20,728,983
Microsoft Corp.(1)                     281,755                39,075,897
Oracle Corp.(1)                      1,262,500                54,445,313
Parametric Technology Corp.(1)          94,600                 1,537,250
PeopleSoft, Inc.(1)                    354,174                 6,707,170
Platinum Technology, Inc.(1)           155,000                 2,964,375
Sapient Corp.(1)                       323,876                18,137,056
Security Dynamics Technologies,
Inc.(1)                                 40,000                   920,000
Siebel Systems, Inc.(1)                118,000                 4,004,625
Siebel Systems, Inc.(1)(2)             300,000                10,149,518
Sterling Commerce, Inc.(1)               2,388                   107,460
Structural Dynamics Research
Corp.(1)                               675,000                13,415,625
Wind River Systems, Inc.(1)             21,622                 1,016,234
Wind River Systems, Inc.(1)(2)          13,000                   610,796
--------------------------------------------------------------------------
                                                           $ 254,651,286
--------------------------------------------------------------------------

Computers and Business Equipment -- 7.6%
--------------------------------------------------------------------------
Cabletron Systems, Inc.(1)              33,715             $     282,363
Cisco Systems, Inc.(1)               1,026,251                95,248,920
Compaq Computer Corp.                   38,490                 1,614,174
Dell Computer Corp.(1)                   3,800                   278,113
Dell Computer Corp.(1)(2)            1,500,000               109,744,655
Dell Computer Corp.(1)(2)              150,512                10,999,533
EMC Corp.(1)                            22,162                 1,883,770
Fore Systems, Inc.(1)                  222,250                 4,069,953
Fore Systems, Inc.(1)(2)                38,466                   703,528
Gateway 2000, Inc.(1)(2)               200,000                10,224,703
Gateway 2000, Inc.(1)(2)               200,000                10,190,578
Hewlett-Packard Co.                    588,680                40,214,203
International Business Machines
Corp.                                  154,198                28,488,081
Lexmark International Group,
Inc.(1)                              1,841,746               185,095,472
Seagate Technology, Inc.(1)             40,000                 1,210,000
Sun Microsystems, Inc.(1)                3,500                   299,688
Xerox Corp.                          1,334,000               157,411,999
--------------------------------------------------------------------------
                                                           $ 657,959,733
--------------------------------------------------------------------------

Conglomerates -- 1.4%
--------------------------------------------------------------------------
General Electric Co.                 1,066,342             $ 108,833,529
General Electric Co.(2)                 21,155                 2,157,675
United Technologies Corp.               86,242                 9,378,818
--------------------------------------------------------------------------
                                                           $ 120,370,022
--------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
-------------------------------------------------------------------------

Consumer Services -- 0.3%
-------------------------------------------------------------------------
Block (H&R), Inc.                      366,177             $  16,477,965
Cendant Corp.(1)                       187,999                 3,583,731
Service Corp. International            130,389                 4,962,931
Stewart Enterprises, Inc.              153,992                 3,426,322
--------------------------------------------------------------------------
                                                           $  28,450,949
--------------------------------------------------------------------------

Containers and Packaging -- 0.2%
--------------------------------------------------------------------------
Sealed Air Corp.(1)                    325,000             $  16,595,313
Sonoco Products Co.                     78,571                 2,327,666
--------------------------------------------------------------------------
                                                           $  18,922,979
--------------------------------------------------------------------------

Distribution Services -- 1.6%
--------------------------------------------------------------------------
Airgas, Inc.(1)                        536,219             $   4,792,457
Cardinal Health, Inc.                  747,356                56,705,637
School Specialty, Inc.(1)               66,257                 1,416,234
Sysco Corp.                          1,766,922                48,479,922
U.S. Foodservice, Inc.(1)              505,489                24,768,961
U.S. Foodservice, Inc.(1)(2)            66,438                 3,252,749
US Office Products Co.(1)              149,077                   577,674
Wilmar Industries, Inc.(1)              50,000                 1,015,625
--------------------------------------------------------------------------
                                                           $ 141,009,259
--------------------------------------------------------------------------

Drugs -- 9.3%
--------------------------------------------------------------------------
Abbott Laboratories                  1,208,935             $  59,237,814
Agouron Pharmaceuticals, Inc.(1)       355,077                20,860,774
Allergan, Inc.                          50,000                 3,237,500
American Home Products Corp.             4,600                   259,038
Amgen, Inc.(1)                         405,532                42,403,440
Astra AB, Class A                    1,074,400                21,937,207
Astra AB, Class B ADR                  160,000                 3,310,000
Bristol-Myers Squibb Co.               383,255                51,284,310
Covance, Inc.(1)                        81,250                 2,366,406
Elan Corp., PLC ADR(1)                 339,630                23,625,512
Genentech, Inc.(1)                      80,000                 6,375,000
Genzyme Corp., Class A(1)              970,000                48,257,500
Incyte Pharmaceuticals, Inc.(1)(2)     577,571                21,582,639
Incyte Pharmaceuticals, Inc.(1)        150,856                 5,638,243
Incyte Pharmaceuticals, Inc.(1)(2)     328,053                12,257,303
Lilly (Eli) & Co.                      825,448                73,361,690
Merck & Co., Inc.                      597,415                88,230,727
Parexel International Corp.(1)          35,000                   875,000
Pfizer, Inc.                           881,021               110,513,071
Quintiles Transnational Corp.(1)       195,420                10,430,543
Schering-Plough Corp.                  643,784                35,569,066
Sepracor, Inc.(1)                      440,000                38,775,000
SmithKline Beecham PLC ADR             301,940                20,984,830
Teva Pharmaceutical Industries
Ltd. ADR(2)                            100,000                 4,065,834
Vertex Pharmaceuticals, Inc.(1)         35,000                 1,041,250
Warner-Lambert Co.                     716,032                53,836,656
Watson Pharmaceuticals, Inc.(1)        599,550                37,696,706
Watson Pharmaceuticals, Inc.(1)(2)     122,888                 7,720,144
--------------------------------------------------------------------------
                                                           $ 805,733,203
--------------------------------------------------------------------------

Electric Utilities -- 0.2%
--------------------------------------------------------------------------
Central and South West Corp.             1,600             $      43,900
Dominion Resources, Inc.                28,938                 1,352,852
Duke Energy Corp.                        1,800                   115,313
New England Electric System              2,700                   129,938
Teco Energy, Inc.                       40,000                 1,127,500
Texas Utilities Co.                    250,196                11,681,026
--------------------------------------------------------------------------
                                                           $  14,450,529
--------------------------------------------------------------------------

Electrical Equipment -- 0.5%
--------------------------------------------------------------------------
American Power Conversion Corp.(1)     200,000             $   9,687,500
AMP, Inc.                              112,340                 5,848,701
Emerson Electric Co.                   159,148                 9,628,454
Molex, Inc., Class A                    90,066                 2,870,854
Rockwell International Corp.           183,400                 8,906,363
Sanmina Corp.(1)(2)                    150,000                 9,363,281
Thomas and Betts Corp.                  22,963                   994,585
--------------------------------------------------------------------------
                                                           $  47,299,738
--------------------------------------------------------------------------

Electronics - Instruments -- 0.2%
--------------------------------------------------------------------------
Dionex Corp.(1)                        362,140             $  13,263,378
Dionex Corp.(1)(2)                      40,000                 1,460,434
Waters Corp.(1)                         29,580                 2,580,855
X-Rite, Inc.                           310,000                 2,402,500
X-Rite, Inc.(2)                        118,000                   914,195
--------------------------------------------------------------------------
                                                           $  20,621,362
--------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                             Shares                Value
--------------------------------------------------------------------------

Electronics - Semiconductors -- 2.6%
--------------------------------------------------------------------------
Altera Corp.(1)                          3,600             $     219,150
Analog Devices, Inc.(1)              1,630,000                51,141,250
Burr-Brown Corp.(1)                    600,000                14,062,500
Intel Corp.                            857,173               101,628,573
KLA-Tencor Corp.(1)                     36,000                 1,561,500
Lam Research Corp.(1)                  106,000                 1,888,125
Level One Communications, Inc.(1)       31,129                 1,105,080
Linear Technologies Corp.               66,000                 5,911,125
Maxim Integrated Products
Co.(1)(2)                               20,664                   895,311
Maxim Intergrated Products Co.(1)       40,000                 1,747,500
Motorola, Inc.                         137,188                 8,377,042
National Semiconductor Corp.(1)         79,368                 1,071,468
Smart Modular Technologies,
Inc.(1)                                 60,000                 1,665,000
Speedfam International, Inc.(1)        221,000                 3,784,625
Texas Instruments, Inc.                337,948                28,915,676
Ultratech Stepper, Inc.(1)             245,129                 3,922,064
Uniphase Corp.(1)(2)                    25,932                 1,798,433
--------------------------------------------------------------------------
                                                           $ 229,694,422
--------------------------------------------------------------------------

Engineering and Construction -- 0.1%
--------------------------------------------------------------------------
Jacobs Engineering Group, Inc.(1)      162,455             $   6,620,041
--------------------------------------------------------------------------
                                                           $   6,620,041
--------------------------------------------------------------------------

Entertainment -- 0.6%
--------------------------------------------------------------------------
Callaway Golf Co.(2)                    35,715             $     365,932
Disney (Walt) Co.                       79,800                 2,394,000
Fox Entertainment Group, Inc.(1)       275,500                 6,939,156
Mattel, Inc.                            20,995                   478,948
Time Warner Inc.(2)                     62,418                 3,866,069
Time Warner Inc.                       501,368                31,116,152
Viacom, Inc., Class A(1)                10,727                   789,105
Viacom, Inc., Class B(1)                80,105                 5,927,770
Westwood One(1)(2)                      61,200                 1,860,782
--------------------------------------------------------------------------
                                                           $  53,737,914
--------------------------------------------------------------------------

Environmental Services -- 0.7%
--------------------------------------------------------------------------
Allied Waste Industries, Inc.(1)       375,000             $   8,859,375
Browning-Ferris Industries, Inc.       423,906                12,054,827
Eastern Environmental Services(1)       83,552                 2,475,228
U.S. Filter Corp.(1)                   160,412                 3,669,425
Waste Management, Inc.                 741,981                34,594,864
--------------------------------------------------------------------------
                                                           $  61,653,719
--------------------------------------------------------------------------

Financial Services - Miscellaneous -- 3.4%
--------------------------------------------------------------------------
American Express Co.                   616,648             $  63,052,257
Associates First Capital Corp.         600,000                25,425,000
Capital One Financial Corp.             73,411                 8,442,265
Citigroup                            1,395,960                69,100,019
Fannie Mae                             940,805                69,619,569
FirstPlus Financial Group, Inc.(1)     120,000                   330,000
Freddie Mac                            352,900                22,739,994
Household International, Inc.          339,293                13,444,485
Providian Financial Corp.              266,261                19,969,538
--------------------------------------------------------------------------
                                                           $ 292,123,127
--------------------------------------------------------------------------

Foods -- 3.4%
--------------------------------------------------------------------------
Archer-Daniels-Midland Co.             143,775             $   2,471,133
Bestfoods                               22,400                 1,192,800
Conagra, Inc.                          326,199                10,275,269
Dean Foods Co.                         150,944                 6,160,402
Flowers Industries, Inc.               435,781                10,431,508
General Mills, Inc.                     24,850                 1,932,088
Keebler Food Products Co.(1)            40,000                 1,505,000
Keebler Food Products Co.(1)(2)         31,480                 1,180,744
Kellogg Co.                             69,714                 2,378,990
McCormick & Co., Inc.                  623,058                21,067,149
Nabisco Holdings Corp., Class A        100,000                 4,150,000
Pioneer Hi-Bred International, Inc.    952,171                25,708,617
Quaker Oats Co. (The)                   39,942                 2,376,549
Ralston Purina Group                    74,659                 2,417,085
Riviana Foods, Inc.                    150,000                 3,703,125
Riviana Foods, Inc.(2)                 100,000                 2,465,664
Sara Lee Corp.                       1,155,944                32,583,172
Tyson Food, Inc.                       870,276                18,493,365
Unilever ADR                         1,652,000               137,012,749
Wrigley (Wm.) Jr. Co.                  113,180                10,136,684
--------------------------------------------------------------------------
                                                           $ 297,642,093
--------------------------------------------------------------------------


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                             Shares                Value
--------------------------------------------------------------------------

Furniture and Appliances -- 0.5%
--------------------------------------------------------------------------
HON Industries, Inc.                 1,135,488             $  27,180,744
HON Industries, Inc.(2)                134,930                 3,228,810
Leggett & Platt, Inc.                  298,328                 6,563,216
Miller (Herman), Inc.                  120,000                 3,225,000
--------------------------------------------------------------------------
                                                           $  40,197,770
--------------------------------------------------------------------------

Health Services -- 0.7%
--------------------------------------------------------------------------
Aetna, Inc.                             59,821             $   4,703,426
Beverly Enterprises, Inc.(1)           357,143                 2,410,715
Concentra Managed Care, Inc.(1)        410,257                 4,384,622
FPA Medical Management, Inc.(1)(3)     315,000                     3,150
Genesis Health Ventures, Inc.(1)         4,000                    35,000
Health Management Associates,
Inc., Class A(1)                       361,170                 7,810,301
HealthSouth Corp.(1)                   146,000                 2,253,875
Integrated Health Services, Inc.        50,000                   706,250
Magellan Health Services, Inc.(1)       50,000                   418,750
MedPartners, Inc.(1)                    17,696                    92,904
Omnicare, Inc.                          25,650                   891,338
Orthodontic Centers of America,
Inc.(1)                                100,000                 1,943,750
Pacificare Health Systems, Inc.,
Class B(1)                              19,500                 1,550,250
PhyCor, Inc.(1)                        312,500                 2,128,906
Quest Diagnostics, Inc.(1)              15,625                   278,320
Quorum Health Group, Inc.(1)            55,733                   721,046
Renal Care Group, Inc.(1)              175,282                 5,050,313
Renal Care Group, Inc.(1)(2)           196,225                 5,646,195
Response Oncology, Inc.(1)              44,761                   181,842
Sunrise Assisted Living, Inc.(1)       210,000                10,893,750
Sunrise Assisted Living,
Inc.(1)(2)                             140,000                 7,259,232
United HealthCare Corp.                 20,000                   861,250
Vencor, Inc.(1)                         25,600                   115,200
--------------------------------------------------------------------------
                                                           $  60,340,385
--------------------------------------------------------------------------

Household Products -- 2.7%
--------------------------------------------------------------------------
Avon Products, Inc.                      8,700             $     384,975
Blyth Industries, Inc.(1)              522,000                16,312,500
Blyth Industries, Inc.(1)(2)            40,000                 1,249,583
Blyth Industries, Inc.(1)(2)            20,000                   624,167
Colgate-Palmolive Co.                   54,337                 5,046,549
Fortune Brands, Inc.                    67,500                 2,134,688
Gillette Co.                         2,632,556               127,185,361
Helen of Troy Ltd.(1)                   65,000                   954,688
Kimberly-Clark Corp.                   551,168                30,038,656
Procter & Gamble Co.                   410,462                37,480,311
Rubbermaid, Inc.                       463,920                14,584,485
--------------------------------------------------------------------------
                                                           $ 235,995,963
--------------------------------------------------------------------------

Industrial Equipment -- 0.7%
--------------------------------------------------------------------------
Dover Corp.                            355,445             $  13,018,173
DT Industries, Inc.                     37,728                   594,216
Federal Signal Corp.                   283,471                 7,760,019
Illinois Tool Works, Inc.              169,010                 9,802,580
Parker-Hannifin Corp.                  150,898                 4,941,910
Regal Beloit Corp.                     265,000                 6,095,000
Tecumseh Products Co., Class A         156,420                 7,293,083
Tyco International Ltd.                 98,730                 7,447,944
--------------------------------------------------------------------------
                                                           $  56,952,925
--------------------------------------------------------------------------

Information Services -- 4.7%
--------------------------------------------------------------------------
Acxiom Corp.(1)                        407,088             $  12,619,728
America Online, Inc.(1)                 21,600                 3,456,000
At Home Corp., Series A(1)(2)           20,291                 1,478,584
At Home Corp., Series A(1)(2)          100,000                 7,373,953
Automatic Data Processing, Inc.      1,856,243               148,847,485
Aztec Technology Partners(1)           119,262                   432,324
Bell and Howell Co.(1)                 115,000                 4,348,438
BISYS Group, Inc. (The)(1)              53,873                 2,781,194
Ceridian Corp.(1)                       90,500                 6,318,031
Computer Sciences Corp.                650,202                41,897,391
DST Systems, Inc.(1)(2)                 93,000                 5,302,390
Dun and Bradstreet Corp. (The)          40,768                 1,286,740
Electronic Data Systems Corp.          155,000                 7,788,750
Equifax, Inc.                           40,000                 1,367,500
First Data Corp.                       282,761                 8,959,989
HBO and Co.                             27,599                   791,746
IDX Systems Corp.(1)(2)                 35,000                 1,538,717
IDX Systems Corp.(1)(2)                 25,000                 1,096,572
IMS Health, Inc.                       249,006                18,784,390
Lason, Inc.(1)(2)                      165,000                 9,597,737
Lason, Inc.(1)(2)                      190,000                11,040,884
National Data Corp.                     81,333                 3,959,900
Nielsen Media Research                  83,002                 1,494,036
Nova Corp.(1)                           75,758                 2,627,856
Paychex, Inc.                           87,976                 4,525,266


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                             Shares                Value
--------------------------------------------------------------------------

Information Services (continued)
--------------------------------------------------------------------------
Reuters Holdings PLC ADR               273,945             $  17,361,264
Reynolds & Reynolds, Inc., Class A     235,989                 5,412,998
Saville Systems PLC ADR(1)             320,000                 6,080,000
Saville Systems PLC ADR(1)(2)           99,197                 1,882,387
Saville Systems PLC ADR(1)(2)              297                     5,635
SunGard Data Systems, Inc.(1)        1,732,319                68,751,409
--------------------------------------------------------------------------
                                                           $ 409,209,294
--------------------------------------------------------------------------

Insurance -- 6.6%
--------------------------------------------------------------------------
20th Century Industries                 70,700             $   1,639,356
Aegon, N.V. ADR                         96,504                11,797,614
Allmerica Financial Corp.                1,500                    86,813
Allstate Corp. (The)                   170,416                 6,582,318
American General Corp.                  91,153                 7,109,934
American International Group, Inc.     427,911                41,346,901
AON Corp.                               78,949                 4,371,801
Berkshire Hathaway, Inc., Class A(1)        80                 5,600,000
Berkshire Hathaway, Inc., Class
B(1)                                    38,078                89,482,900
Chubb Corp.                            101,050                 6,555,619
Conseco, Inc.(2)                       100,000                 3,052,175
Delphi Financial Group, Inc.(1)         40,800                 2,139,450
Gallagher (A.J.) and Co.                35,000                 1,544,375
HSB Group, Inc.                         75,000                 3,079,688
Jefferson-Pilot Corp.                   38,267                 2,870,025
Kansas City Life Insurance Co.          35,400                 2,893,950
Lab Holdings, Inc.                      35,960                   629,300
Marsh & McLennan Cos., Inc.          2,138,866               124,989,981
Mercury General Corp.                    2,000                    87,625
Mutual Risk Management Ltd.          1,043,500                40,826,938
Progressive Corp.                      190,000                32,181,250
Protective Life Corp.                   64,346                 2,561,775
Safeco Corp.                            12,122                   520,488
St. Paul Cos., Inc. (The)              275,532                 9,574,737
SunAmerica, Inc.                     1,810,644               146,888,494
Torchmark Corp.                        222,850                 7,869,391
Transamerica Corp.                      52,304                 6,041,112
UICI(1)                                 57,257                 1,402,797
UICI(1)                                180,000                 4,410,000
UNUM Corp.                             152,200                 8,884,675
--------------------------------------------------------------------------
                                                           $ 577,021,482
--------------------------------------------------------------------------

Investment Services -- 0.7%
--------------------------------------------------------------------------
E*Trade Group, Inc.(1)(2)              100,000             $   4,634,268
Merrill Lynch & Co., Inc.              349,756                23,346,213
Morgan Stanley Dean Witter & Co.       300,431                21,330,601
Morgan Stanley Dean Witter &
Co.(2)                                  52,000                 3,687,385
Price (T. Rowe) Associates, Inc.        86,716                 2,970,023
Schwab (Charles) and Co., Inc.          66,750                 3,750,516
Waddell & Reed Financial, Inc.,
Class A                                 12,680                   300,358
Waddell & Reed Financial, Inc.,
Class B                                 54,575                 1,268,869
--------------------------------------------------------------------------
                                                           $  61,288,233
--------------------------------------------------------------------------

Lodging and Gaming -- 0.2%
--------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.(2)        500,000             $  18,433,400
Sunterra Corp.(1)(2)                    50,000                   749,188
--------------------------------------------------------------------------
                                                           $  19,182,588
--------------------------------------------------------------------------

Medical Products -- 5.8%
--------------------------------------------------------------------------
Allegiance Corp.                        45,322             $   2,113,138
Ballard Medical Products               519,966                12,641,673
Bausch & Lomb, Inc.                    115,804                 6,948,240
Baxter International, Inc.           1,266,028                81,421,425
Becton, Dickinson and Co.                7,265                   310,125
Becton, Dickinson and Co.(2)            28,980                 1,236,589
Boston Scientific Corp.(1)           1,979,700                53,080,706
Dentsply International, Inc.            42,000                 1,081,500
ESC Medical Systems Ltd.(1)             30,000                   315,000
ESC Medical Systems Ltd.(1)(2)         150,000                 1,571,063
Guidant Corp.                          100,000                11,025,000
Heartport, Inc.(1)                      41,026                   241,028
Hillenbrand Industries, Inc.           647,898                36,849,199
Johnson & Johnson Co.                1,575,542               132,148,584
Medtronics, Inc.                     1,086,048                80,639,063
Schein (Henry) Corp.(1)(2)             271,494                12,100,759
Schein (Henry), Corp.(1)               555,700                24,867,575
Schein (Henry), Corp.(1)(2)             17,000                   759,799
Schein (Henry), Corp.(1)(2)            281,000                12,557,984
Sofamor Danek Group, Inc.(1)           223,000                27,150,250
St. Jude Medical,  Inc.(1)              42,144                 1,166,862
Steris Corp.(1)                         78,394                 2,229,329
--------------------------------------------------------------------------
                                                           $ 502,454,891
--------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
--------------------------------------------------------------------------

Metals - Gold -- 0.0%
--------------------------------------------------------------------------
Freeport-McMoran Copper & Gold, Inc.     6,000             $      62,625
--------------------------------------------------------------------------
                                                           $      62,625
--------------------------------------------------------------------------

Metals - Industrial -- 0.0%
--------------------------------------------------------------------------
Cyprus Amax Minerals Co.                20,950             $     209,500
Nucor Corp.(2)                          22,648                   979,199
--------------------------------------------------------------------------
                                                           $   1,188,699
--------------------------------------------------------------------------

Minerals and Fertilizer -- 0.0%
--------------------------------------------------------------------------
Mississippi Chemical Corp.             272,180             $   3,810,520
--------------------------------------------------------------------------
                                                           $   3,810,520
--------------------------------------------------------------------------

Natural Gas Distribution -- 0.1%
--------------------------------------------------------------------------
Columbia Energy Group                        1             $          29
Dynegy, Inc.                           290,000                 3,171,875
KN Energy, Inc.                         20,000                   727,500
National Fuel Gas Co.                    2,000                    90,375
Sonat, Inc.                            107,200                 2,901,100
--------------------------------------------------------------------------
                                                           $   6,890,879
--------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.1%
--------------------------------------------------------------------------
Baker Hughes, Inc.                     739,234             $  13,075,201
Core Laboratories(1)(2)                560,000                10,668,767
Halliburton Co.                      1,501,550                44,483,419
National-Oilwell, Inc.(1)               50,000                   559,375
National-Oilwell, Inc.(1)(2)           416,400                 4,652,264
Newpark Resources, Inc.(1)             110,000                   749,375
Noble Drilling, Inc.(1)                170,000                 2,199,375
Patterson Energy, Inc.(1)              200,000                   812,500
Schlumberger Ltd.                      367,470                16,949,554
Syntroleum Corp.(1)                      2,735                    16,923
Weatherford International(1)            56,750                 1,099,531
--------------------------------------------------------------------------
                                                           $  95,266,284
--------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 1.0%
--------------------------------------------------------------------------
Anadarko Petroleum Corp.             2,204,000             $  68,048,499
Apache Corp.                           127,003                 3,214,763
Burlington Resources, Inc.             119,335                 4,273,685
El Paso Energy Corp.                    45,000                 1,566,563
Oryx Energy Co.(1)                     369,103                 4,959,822
Triton Energy, Ltd.(1)                     700                     5,556
Union Pacific Resources Group, Inc.     79,795                   723,142
USX-Marathon Group                      50,005                 1,506,401
--------------------------------------------------------------------------
                                                           $  84,298,431
--------------------------------------------------------------------------

Oil and Gas - Integrated -- 1.2%
--------------------------------------------------------------------------
Amoco Corp.                            299,345             $  17,661,355
Atlantic Richfield Co.                  41,766                 2,725,232
British Petroleum Co. PLC ADR              512                    48,640
Chevron Corp.                           55,600                 4,611,325
Exxon Corp.                            222,963                16,304,169
Mobil Corp.                            450,645                39,262,446
Murphy Oil Corp.                        29,700                 1,225,125
Pennzoil-Quaker State Co.               74,458                 1,102,907
Royal Dutch Petroleum Co.               33,417                 1,599,839
Texaco, Inc.                               700                    37,013
Tosco Corp.(2)                         314,619                 8,138,053
Tosco Corp.(2)                         300,000                 7,738,307
--------------------------------------------------------------------------
                                                           $ 100,454,411
--------------------------------------------------------------------------

Paper and Forest Products -- 0.6%
--------------------------------------------------------------------------
Caraustar Industries, Inc.             224,961             $   6,425,449
Champion International Corp.            20,203                   818,222
Fort James Corp.                        56,401                 2,256,040
Georgia-Pacific Corp. - G-P Group      305,098                17,867,302
Georgia-Pacific Corp. - G-P
Group(2)                                14,133                   826,974
Georgia-Pacific Corp. - Timber Group   305,098                 7,265,146
Louisiana Pacific Corp.                 55,364                 1,013,853
Mead Corporation (The)                  38,768                 1,136,387
Union Camp Corp.                        80,309                 5,420,858
Weyerhaeuser Co.                       101,205                 5,142,479
Willamette Industries, Inc.             53,000                 1,775,500
--------------------------------------------------------------------------
                                                           $  49,948,210
--------------------------------------------------------------------------

Photography -- 0.1%
--------------------------------------------------------------------------
Eastman Kodak Co.                       64,225             $   4,624,200
--------------------------------------------------------------------------
                                                           $   4,624,200
--------------------------------------------------------------------------

                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares               Value
--------------------------------------------------------------------------

Printing and Business Products -- 0.7%
--------------------------------------------------------------------------
American Business Products, Inc.       261,355             $   6,141,843
Avery Dennison Corp.                   803,004                36,185,368
Bowne & Co., Inc.                      172,640                 3,085,940
Consolidated Graphics, Inc.(1)          35,064                 2,369,012
Consolidated Graphics, Inc.(1)(2)       35,151                 2,367,488
Consolidated Graphics, Inc.(1)(2)       35,977                 2,424,571
Corporate Express, Inc.(1)              92,486                   479,771
Danka Business Systems, PLC ADR          1,000                     4,188
Deluxe Corp.                            80,675                 2,949,680
Donnelley (R.R.) & Sons Co.             32,896                 1,441,256
Harland (John H.) Co.                   51,540                   814,976
Ikon Office Solutions, Inc.            115,500                   988,969
Workflow Management, Inc.(1)            79,508                   526,740
--------------------------------------------------------------------------
                                                           $  59,779,802
--------------------------------------------------------------------------

Publishing -- 1.2%
--------------------------------------------------------------------------
Belo (A.H.) Corp.                      110,220             $   2,197,511
Dow Jones & Co., Inc.                  376,300                18,109,438
Gannett Co., Inc.                      280,900                18,118,050
Houghton Mifflin Co.                    97,400                 4,602,150
McGraw-Hill Companies, Inc. (The)      455,608                46,415,065
Meredith Corp.                         190,000                 7,196,250
The MacClatchy Co., Class A             48,066                 1,700,335
Times Mirror Co., Class A              151,670                 8,493,520
--------------------------------------------------------------------------
                                                           $ 106,832,319
--------------------------------------------------------------------------

Real Estate -- 0.5%
--------------------------------------------------------------------------
Avalonbay Communities, Inc.             55,000             $   1,883,750
Catellus Development Corp.(1)          290,000                 4,150,625
Equity Office Properties Trust           2,812                    67,488
Grubb and Ellis Co.(1)(2)              100,000                   805,242
LaSalle Partners, Inc.(1)(2)           213,193                 6,273,777
Patriot America Hospitality, Inc.      132,212                   793,272
Redwood Trust, Inc.                     71,710                 1,003,940
Rouse Co. (The)                        127,700                 3,511,750
Trammell Crow Co.(1)(2)                876,098                24,500,081
Ventas, Inc.(1)                         25,600                   312,000
--------------------------------------------------------------------------
                                                           $  43,301,925
--------------------------------------------------------------------------

Restaurants -- 1.1%
--------------------------------------------------------------------------
Bob Evans Farms, Inc.                   48,193             $   1,256,030
Boston Chicken, Inc.(1)(3)              38,500                       385
Brinker International, Inc.(1)         435,034                12,561,607
CKE Restaurants, Inc.(2)               110,000                 3,237,046
CKE Restaurants, Inc.(2)                11,000                   323,381
Lone Star Steakhouse and Saloon,
Inc.(1)                                145,981                 1,341,200
Lone Star Steakhouse and Saloon,
Inc.(1)(2)                             200,000                 1,835,203
McDonald's Corp.                       270,607                20,735,261
Outback Steakhouse, Inc.(1)             77,101                 3,074,402
Outback Steakhouse, Inc.(1)(2)         130,181                 5,184,479
Outback Steakhouse, Inc.(1)(2)         250,000                 9,955,458
Papa John's International, Inc.(1)      25,807                 1,138,734
Papa John's International,
Inc.(1)(2)                              51,744                 2,280,350
Sonic Corp.(1)(2)                       47,338                 1,176,061
Starbucks Corp.(1)                     342,000                19,194,750
Tricon Global Restaurants, Inc.(1)     175,767                 8,810,321
--------------------------------------------------------------------------
                                                           $  92,104,668
--------------------------------------------------------------------------

Retail - Food and Drug -- 4.6%
--------------------------------------------------------------------------
Albertson's, Inc.                    2,340,219             $ 149,042,697
Albertson's, Inc.(2)                    10,000                   634,890
CVS Corp.                            2,176,571               119,711,404
General Nutrition Companies, Inc.(1)    44,460                   722,475
Hannaford Brothers Co.                  30,849                 1,634,997
Kroger Co. (The)(1)                     22,800                 1,379,400
Rite Aid Corp.                           6,000                   297,375
Safeway, Inc.(1)                     1,777,501               108,316,466
Walgreen Co.                            13,750                   805,234
Whole Foods Market, Inc.(1)             90,000                 4,353,750
Winn-Dixie Stores, Inc.                320,221                14,369,917
--------------------------------------------------------------------------
                                                           $ 401,268,605
--------------------------------------------------------------------------

Retail - General -- 1.8%
--------------------------------------------------------------------------
99 Cents Only Stores(1)(2)             428,337             $  21,033,989
Casey's General Stores, Inc.(2)         75,000                   976,529
Department 56, Inc.(1)                 190,000                 7,136,875
Department 56, Inc.(1)(2)               29,404                 1,101,045
Dollar General Corp.                    25,625                   605,391
Dollar Tree Stores, Inc.(1)            292,500                12,778,594
Dollar Tree Stores, Inc.(1)(2)         247,792                10,821,805
Harcourt General, Inc.                 216,416                11,510,626
May Department Stores Co. (The)        104,258                 6,294,577
Nordstrom, Inc.                         27,610                   957,722
Penney (J.C.) Company, Inc.          1,117,673                52,390,922


                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                              Shares              Value
--------------------------------------------------------------------------

Retail - General (continued)
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                  428,060             $  34,860,136
--------------------------------------------------------------------------
                                                           $ 160,468,211
--------------------------------------------------------------------------

Retail - Specialty and Apparel -- 2.8%
--------------------------------------------------------------------------
Abercrombie and Fitch Co., Class A(1)    2,802             $     198,242
Burlington Coat Factory Warehouse
Corp.                                  543,600                 8,867,475
Home Depot, Inc. (The)               2,517,746               154,054,582
Limited, Inc. (The)                    205,000                 5,970,625
Lowe's Companies                        60,000                 3,071,250
Office Depot, Inc.(1)                  140,000                 5,171,250
OfficeMax, Inc.(1)                     672,867                 8,242,621
Pep Boys - Manny, Moe & Jack (The)      35,476                   556,530
Pep Boys - Manny, Moe & Jack
(The)(2)                                62,500                   980,142
Pier 1 Imports, Inc.(2)                150,000                 1,451,914
Pier 1 Imports, Inc.(2)                 75,000                   725,654
Pier 1 Imports, Inc.(2)                125,000                 1,207,163
Republic Industries, Inc.(1)         2,719,023                40,105,589
Staples, Inc.(1)                       150,000                 6,553,125
Tandy Corp.                             60,000                 2,471,250
Tiffany and Co.                         22,000                 1,141,250
TJX Companies, Inc. (The)               50,000                 1,450,000
Toys "R" Us, Inc.(1)                    73,255                 1,236,178
--------------------------------------------------------------------------
                                                           $ 243,454,840
--------------------------------------------------------------------------

Specialty Chemicals and Materials -- 1.3%
--------------------------------------------------------------------------
Corning, Inc.                          130,000             $   5,850,000
Dexter Corp. (The)                      36,139                 1,136,120
Ecolab, Inc.                         2,063,536                74,674,208
International Flavors &
Fragrances, Inc.                       148,101                 6,544,213
International Specialty Products,
Inc.(1)                                 59,000                   800,188
MacDermid, Inc.                         30,000                 1,173,750
Millipore Corp.                        101,440                 2,884,700
Minnesota Mining & Manufacturing Co.    42,731                 3,039,242
Morton International, Inc.              34,000                   833,000
Nalco Chemical Co.                     224,852                 6,970,412
Pall Corp.                             216,000                 5,467,500
RPM, Inc.                               70,138                 1,122,208
--------------------------------------------------------------------------
                                                           $ 110,495,541
--------------------------------------------------------------------------

Tobacco-- 0.2%
--------------------------------------------------------------------------
Philip Morris Cos., Inc.               249,706             $  13,359,271
--------------------------------------------------------------------------
                                                           $  13,359,271
--------------------------------------------------------------------------

Transportation -- 0.4%
--------------------------------------------------------------------------
Arnold Industries, Inc.                148,543             $   2,395,256
Burlington Northern Santa Fe Corp.     188,799                 6,371,966
Coach USA, Inc.(1)                     168,889                 5,858,337
Coach USA, Inc.(1)(2)                  185,676                 6,438,704
FDX Corp.(1)                            93,723                 8,341,347
Heartland Express, Inc.(1)             250,000                 4,375,000
Union Pacific Corp.                     92,081                 4,149,400
--------------------------------------------------------------------------
                                                           $  37,930,010
--------------------------------------------------------------------------

Trucks and Parts -- 0.0%
--------------------------------------------------------------------------
Paccar, Inc.                            46,602             $   1,916,507
--------------------------------------------------------------------------
                                                           $   1,916,507
--------------------------------------------------------------------------

Total Common Stocks
    (identified cost $5,715,068,624)                      $8,246,680,855
--------------------------------------------------------------------------

Put Options Purchased -- 0.0%


Security                                Shares               Value
--------------------------------------------------------------------------

Computers and Business Equipment -- 0.0%
--------------------------------------------------------------------------
Dell Computer, Expires 1/16/99,
Strike Price 45                        250,000             $      31,250
Dell Computer, Expires 1/16/99,
Strike Price 50                        250,000                    15,625
Dell Computer, Expires 2/20/99,
Strike Price 50                        250,000                   195,313
Dell Computer, Expires 2/20/99,
Strike Price 55                        500,000                   562,500
--------------------------------------------------------------------------
                                                           $     804,688
--------------------------------------------------------------------------

Total Put Options Purchased
    (identified cost $5,771,939)                           $     804,688
--------------------------------------------------------------------------

                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Rights--0.0%


Security                              Shares               Value
--------------------------------------------------------------------------
Oil and Gas - Exploration
and Production -- 0.0%
--------------------------------------------------------------------------
Triton Energy, Ltd.(1)                      51             $           0
--------------------------------------------------------------------------
                                                           $           0
--------------------------------------------------------------------------
Total Rights
    (identified cost $0)                                   $           0
--------------------------------------------------------------------------
Convertible Preferred Stocks -- 0.4%


Security                              Shares              Value
--------------------------------------------------------------------------
Entertainment -- 0.4%
--------------------------------------------------------------------------
Time Warner Inc., Series J(3)          100,187            $   26,526,391
Time Warner Inc., Series J(2)(3)        21,410                 5,657,362
--------------------------------------------------------------------------
                                                          $   32,183,753
--------------------------------------------------------------------------

Financial - Miscellaneous -- 0.0%
--------------------------------------------------------------------------
American General Corp., Series D        21,474            $    1,406,547
--------------------------------------------------------------------------
                                                          $    1,406,547
--------------------------------------------------------------------------

Insurance -- 0.0%
--------------------------------------------------------------------------
Aetna, Inc., Series C                      449            $       34,152
--------------------------------------------------------------------------
                                                          $       34,152
--------------------------------------------------------------------------

Total Convertible Preferred Stocks
    (identified cost $14,428,021)                         $   33,624,452
--------------------------------------------------------------------------

Commercial Paper -- 4.3%

                                  Face Amount
Name of Company                   (000's omitted)         Value
--------------------------------------------------------------------------
American Express Credit Corp.,
6.00%, 1/8/99                       $   76,827            $   76,737,368
Associates Corp. of North
America, 5.25%, 1/4/99                  37,141                37,124,751
Corporate Receivables Corp.,
5.50%, 1/8/99                           30,000                29,967,917
Ford Motor Credit Co., 5.53%,
1/8/99                                  77,696                77,612,455
General Electric Capital Co.,
5.50%, 1/4/99                           56,607                56,581,055
Prudential Funding Corp., 5.80%,
1/8/99                                  95,000                94,892,861
--------------------------------------------------------------------------

Total Commercial Paper
    (identified cost $372,916,407)                        $  372,916,407
--------------------------------------------------------------------------

Short-Term Investments -- 0.7%

                                  Face Amount
Name of Company                   (000's omitted)         Value
--------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
4.50%, 1/4/99                       $   59,313            $   59,290,758
--------------------------------------------------------------------------

Total Short-Term Investments
    (identified cost $59,290,758)                         $   59,290,758
--------------------------------------------------------------------------

Total Investments -- 100.1%
    (identified cost $6,167,475,749)                      $8,713,317,160
--------------------------------------------------------------------------

Other Assets, Less Liabilities -- (0.1)%                  $   (8,457,825)
--------------------------------------------------------------------------

Net Assets -- 100.0%                                      $8,704,859,335
--------------------------------------------------------------------------

ADR-American Depositary Receipt

(1) Non-income producing security.

(2) Security restricted from resale for a period not exceeding one year. At December 31, 1998, the value of these securities totaled $565,804,292 or 6.5% of net assets.

(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------
Investments, at value
    (identified cost $6,167,475,749)                      $8,713,317,160
Cash                                                             208,496
Receivable for investments sold                                   31,917
Dividends receivable                                           6,284,080
Tax reclaim receivable                                           123,448
Other assets                                                     388,094
Deferred organization expenses                                     4,165
--------------------------------------------------------------------------
Total assets                                              $8,720,357,360
--------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------
Payable for investments purchased                         $   15,294,800
Payable to affiliate for Trustees' fees                            6,091
Other accrued expenses                                           197,134
--------------------------------------------------------------------------
Total liabilities                                         $   15,498,025
--------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                             $8,704,859,335
--------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                           $6,159,017,924
Net unrealized appreciation (computed on the basis
    of identified cost)                                    2,545,841,411
--------------------------------------------------------------------------
Total                                                     $8,704,859,335
--------------------------------------------------------------------------

Statement of Operations

Investment                       Period Ended            Year Ended
Income                           December 31, 1998(1)    October 31, 1998
--------------------------------------------------------------------------
Dividends (net of foreign
    taxes, $151,392 and
    $555,644, respectively)           $ 12,251,934          $  54,405,581
Interest                                 3,422,672             11,564,060
--------------------------------------------------------------------------
Total investment income               $ 15,674,606          $  65,969,641
--------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------
Investment adviser fee                $  6,020,740          $  24,370,514
Trustees fees and expenses                   5,901                 30,273
Custodian fee                              166,036                729,631
Legal and accounting services               70,710                129,922
Amortization of organization expenses          363                  2,176
Miscellaneous                                6,208                384,423
--------------------------------------------------------------------------
Total expenses                        $  6,269,958          $  25,646,939
--------------------------------------------------------------------------

Net investment income                 $  9,404,648          $  40,322,702
--------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------
Net realized gain (loss) --
    Investments (identified
    cost basis)                       $ 21,475,026          $ (88,268,073)
--------------------------------------------------------------------------
Net realized gain (loss)              $ 21,475,026          $ (88,268,073)
--------------------------------------------------------------------------
Change in unrealized
    appreciation (depreciation) --
    Investments (identified
    cost basis)                       $950,828,792          $ 540,179,532
--------------------------------------------------------------------------
Net change in unrealized
    appreciation (depreciation)       $950,828,792          $ 540,179,532
--------------------------------------------------------------------------

Net realized and unrealized gain      $972,303,818          $ 451,911,459
--------------------------------------------------------------------------

Net increase in net assets
    from operations                   $981,708,466          $ 492,234,161
--------------------------------------------------------------------------
(1) For the two-month period ended December 31, 1998.


                        See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

                                                                      Period Ended          Year Ended            Year Ended
Increase (Decrease) in Net Assets                                     December 31, 1998(1)  October 31, 1998      October 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
From operations--
    Net investment income                                              $     9,404,648       $    40,322,702      $    14,399,615
    Net realized gain (loss)                                                21,475,026           (88,268,073)          52,637,579
    Net change in unrealized appreciation (depreciation)                   950,828,792           540,179,532          375,109,348
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $   981,708,466       $   492,234,161      $   442,146,542
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                                      $   858,758,546       $ 4,084,235,841      $ 1,907,707,281
    Withdrawals                                                           (121,286,161)         (462,237,336)        (415,207,575)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital transactions                   $   737,472,385       $ 3,621,998,505      $ 1,492,499,706
----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                             $ 1,719,180,851       $ 4,114,232,666      $ 1,934,646,248
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                 $ 6,985,678,484       $ 2,871,445,818      $   936,799,570
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                       $ 8,704,859,335       $ 6,985,678,484      $ 2,871,445,818
----------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.



                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                               Year Ended October 31,
                                                Period Ended               -------------------------------------------------------
                                                December 31, 1998 (1)             1998              1997                1996(2)
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                     0.48%(3)                0.50%             0.56%               0.66%(3)
Net investment income                                        0.72%(3)                0.78%             0.81%               0.91%(3)
Portfolio Turnover                                              3%                     12%               14%                  6%
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)           $   8,704,859           $   6,985,678     $   2,871,446       $     936,800
----------------------------------------------------------------------------------------------------------------------------------

(1) For the two-month period ended December 31, 1998.
(2) For the period from the start of business, December 1, 1995, to October 31, 1996.
(3) Annualized.


                       See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


1 Significant Accounting Policies
  -----------------------------------------------------------------------------
  Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

  D Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  E Put Options -- Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  F Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  on the transaction if the market value of the securities sold increases before the securities are delivered.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period ended December 31, 1998, the adviser fee was 0.46% (annualized) of the Portfolio's average net assets. For the year ended October 31, 1998, the adviser fee was 0.47% of the Portfolio's average net assets. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended December 31, 1998 and the year ended October 31, 1998, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

3 Investment Transactions
  -----------------------------------------------------------------------------
  For the two-month period ended December 31, 1998, purchases and sales of investments, other than short-term obligations, aggregated $472,302,414 and $190,511,645, respectively. In addition, investments having an aggregate market value of $24,998,564 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $629,507. During the period ended December 31, 1998, investors contributed securities with a value of $517,599,932. For the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, aggregated $2,151,267,687 and $608,237,096, respectively. In addition, investments having an aggregate market value of $136,368,120 at dates of withdrawal were distributed in payment for capital withdrawals resulting in capital gains for book purposes of $125,868,954. During the year ended October 31, 1998, investors contributed securities with a value of $1,855,101,919.

4 Federal Income Tax Basis of Investment
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                                 $3,223,058,075
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                  $5,518,035,727
  Gross unrealized depreciation                                     (27,776,642)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                    $5,490,259,085
  ------------------------------------------------------------------------------

5 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

Tax-Managed Growth Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at December 31, 1998.

6 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the two-month period ended December 31, 1998 nor during the year ended October 31, 1998.

7 Fiscal Year End Change
  ------------------------------------------------------------------------------
  Effective November 1, 1998, the Portfolio changed its fiscal year-end to December 31.

Tax-Managed Growth Portfolio as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and  Investors of Tax-Managed Growth Portfolio:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Growth Portfolio (the Portfolio) as of December 31, 1998, the related statements of operations for the two-month period then ended and for the year ended October 31, 1998, the statements of changes in net assets for the two-month period ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998, and the supplementary data for the two-months ended December 31, 1998 and for each of the years in the two-year period ended October 31, 1998 and for the period from the start of business, December 1, 1995 to October 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 1998, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  February 12, 1999

Capital Exchange Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Capital Exchange Fund


Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees
Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Tax-Managed Growth Portfolio


Officers

James B. Hawkes
President and Trustee

Duncan W. Richardson
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Independent Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer,
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of Capital Exchange Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Capital Exchange Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund.
--------------------------------------------------------------------------------

                                                                     CAPSRC-2/99